                                                                   EXHIBIT 10.16

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                                                       Lease Number/App Number

FIRST SIERRA FINANCIAL, INC.        PHONE     FAX
--------------------------------------------------------------------------------
A. Lessee:                                        Supplier:
     Interactive Telesis, Inc.                      See Attached Schedule "A"
     535 Encinitas Blvd. #116
     Encinitas, CA 92024
--------------------------------------------------------------------------------
B. Equipment (Quantity, Description & Serial No.)

     See Attached Schedule "A"

Location:
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C. Schedule of Payments:
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
  Initial       Total Number         Amount of Each
   Term           Of Rent             Rent Payment
(In Months)       Payments       (plus applicable taxes)    Total Initial Payment $3,586.62
-----------     ------------     -----------------------    -------------------------------
    36              36                $1,793.31             First $1,793.31   Doc Fee $125.00
                                                            Last  $1,793.31   Deposit $

--------------------------------------------------------------------------------
D. DISCLAIMER OF WARRANTIES AND CLAIMS: LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR (AND NEITHER THE SUPPLIER NOR ANY OTHER PARTY IS OUR AGENT). LESSEE ACKNOWLEDGES AND AGREES BY ITS SIGNATURE BELOW AS
FOLLOWS: (A) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CONDITION, ITS CAPACITY, ITS QUALITY,
OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT; (B) LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS; (C) LESSEE ACKNOWLEDGES THAT THE EQUIPMENT IS LEASED TO LESSEE SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES; (D)
IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, LESSEE'S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE EQUIPMENT AND NOT AGAINST LESSOR;
(E) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; AND (F) NO DEFECT, DAMAGE OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

--------------------------------------------------------------------------------
E. CHOICE OF LAW; CONSENT TO JURISDICTION; VENUE; THIS LEASE SHALL BE INTERPRETED, AND ALL RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED AND GOVERNED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT, BY THE LAWS OF THE STATE OF CALIFORNIA. WITHOUT LIMITING THE RIGHT OF LESSOR TO BRING ANY ACTION OR PROCEEDING AGAINST LESSEE IN THE COURTS OF OTHER JURISDICTIONS, LESSEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA OR IN ANY OTHER STATE WHERE LESSOR HAS AN OFFICE. LESSOR AND LESSEE EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

--------------------------------------------------------------------------------
F. STATUTORY FINANCE LEASE: Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured or supplied the Equipment. LESSEE ACKNOWLEDGES THAT LESSOR HAS INFORMED OR ADVISED LESSEE, IN WRITING, EITHER PREVIOUSLY OR BY THIS LEASE THAT LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT EVIDENCING LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS AND ANY LIMITATION OF SUCH RIGHTS.

--------------------------------------------------------------------------------
G. AMENDMENTS: No term or provision of this Lease may be amended, altered, waived or discharged except by a written instrument signed by the party to be bound.

LESSOR AND LESSEE HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THE PRECEDING PARAGRAPHS D, E, F AND G.

/s/ DC
------------------
(lessees initials)

--------------------------------------------------------------------------------
   THIS LEASE, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY,
    IS SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE OR FOLLOWING
             PAGE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE AND
                LESSOR ACKNOWLEDGE THEY HAVE READ AND ACCEPTED.
--------------------------------------------------------------------------------

                  THIS IS A NON-CANCELABLE/IRREVOCABLE LEASE.
                  THIS LEASE CANNOT BE CANCELED OR TERMINATED

Accepted by Lessor in California:              Lessee: Interactive Telesis, Inc.
                                  ---                 --------------------------

By:                                            Signature: /s/ DONALD CAMERON
     --------------------------------                    -----------------------

Title:                                         Title: President
      -------------------------------                 --------------------------

Accepted On:

--------------------------------------------------------------------------------
GUARANTY: In consideration of the Lessor identified above entering into the lease agreement identified above ("Lease"), the part(ies) or individual(s) executing this Guaranty ("Guarantor," whether one or more) unconditionally and irrevocably guarantee to Lessor, its successors and assigns, the prompt payment and performance of all obligations of the Lessee identified above. Guarantor agrees that this is a guaranty of payment and not of collection, and that Lessor can proceed directly against Guarantor without first proceeding against Lessee or against the equipment covered by the Lease. Guarantor waives all defenses and notices, including those of protest, presentment and demand. Guarantor agrees that Lessor can renew, extend or otherwise modify the terms of the Lease and Guarantor will be bound by such changes. If Lessee defaults under the Lease, Guarantor will immediately perform all obligations of Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease. Guarantor will pay to Lessor all expenses (including attorneys' fees) incurred by Lessor in enforcing Lessor's rights against Guarantor. This
Guaranty will not be discharged or affected by the death, dissolution, termination, bankruptcy or insolvency of Lessee or Guarantor and will bind Guarantor's heirs, personal representatives, successors and assigns. If more than one Guarantor has signed this Guaranty, each Guarantor agrees that his/her liability is joint and several. Guarantor authorizes Lessor or any of Lessor's designees to obtain and share with others credit bureau reports regarding Guarantor's personal credit, and make other credit inquiries that Lessor determine are necessary. THIS GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA. GUARANTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL
COURT LOCATED IN CALIFORNIA OR IN ANY OTHER STATE WHERE LESSOR HAS AN OFFICE. GUARANTOR EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY.

X /s/ DONALD CAMERON                    X
--------------------------              --------------------------
Guarantor Signature                     Guarantor Signature

Donald Cameron
--------------------------              --------------------------
Printed Name                            Printed Name

--------------------------------------------------------------------------------

CERTIFICATE OF ACCEPTANCE: This will advise that Lessee is aware of its obligations with respect to the lease agreement identified above and Lessee agrees to enforce in its own name all warranties agreements or representations if any which may be made by the supplier in respect of the equipment. All items of equipment referred to above have been received and irrevocably accepted by Lessee and were at the time of receipt in good order and condition and acceptable to use. Lessee approves payment by Lessor to the supplier. Lessee hereby certifies that Lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under such lease agreement. Lessee authorizes Lessor to write in the acceptance date following telephone confirmation by Lessee of its receipt of the equipment.

Donald Cameron, President
----------------------------------------
Printed Name

/s/ DONALD CAMERON            1-18-99
----------------------------------------
Signature                Acceptance Date

--------------------------------------------------------------------------------
                                  Page 1 of 2

                              CORPORATE RESOLUTION

At a duly constituted meeting of the Board of Directors of Interactive Telesis, Inc. held on Jan. 15, 1999, the following resolution was unanimously passed:

RESOLVED, that Donald Cameron in his/her capacity as President is authorized for, on behalf of and in the name of this Corporation, to negotiate, procure and execute such Lease Agreements, with Lessor which in his opinion are necessary or advisable to effectuate the most favorable interest of the corporation, and the execution of such Lease Agreement by said officer shall be conclusive evidence of his approval thereof.

IN WITNESS WHEREOF, I have affixed my name as Secretary of said Corporation and have caused the corporate seal of the corporation to be hereunto affixed this 18th day of January, 1999.



                                                    /s/ SCOTT CAMERON
--------------------------------            -----------------------------------
LESSOR: First Sierra Financial                   Scott Cameron / SECRETARY

RE: Agreement No.
                 ------------------------

Dear
     --------------------------------:

Interactive Telesis, Inc. ("Lessee") shall purchase all (but not less than all) of the equipment described in the above-referenced agreement upon the expiration of the initial lease term for the agreed upon purchase price of $5,589.89 plus applicable sales taxes and other charges, if any.

The purchase price shall be due and payable by Lessee to Lessor not less than thirty (30) days prior to the expiration of the initial lease term.

Upon receipt by Lessor of the agreed upon purchase price from Lessee, Lessor will furnish Lessee a bill of sale warranting title to the equipment, excepting any impairment thereof by reason of any acts by the Lessee or those making claim against the Lessee. The bill of sale will provide that the purchase shall be "AS-IS, WHERE-IS AND WITH ALL FAULTS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED".

Except as specifically provided for herein, all terms and conditions of the above-referenced agreement shall remain in full force and effect as provided therein.



LESSOR:                              LESSEE:

FIRST SIERRA FINANCIAL, INC.         Interactive Telesis, Inc.
                                     ---------------------------------

By:                                  By:  /s/ DONALD CAMERON
   -----------------------------        ------------------------------
               Title                      Donald Cameron, President

                    INSURANCE AUTHORIZATION AND VERIFICATION

AGENT: X                               TELEPHONE: X
       ---------------------------                -----------------------------
AGENCY ADDRESS:
               ----------------------------------------------------------------
CITY:                                  STATE:             ZIP:
     ---------------------------------       ------------     -----------------
LESSEE: Interactive Telesis, Inc.
        -----------------------------------------------------------------------
ADDRESS: 535 Encinitas Blvd. #116
         ----------------------------------------------------------------------
CITY: Encinitas                        STATE:    CA       ZIP:    92024
               ------------------------       ------------     -----------------

I, THE UNDERSIGNED, HAVE ENTERED INTO A LEASE AGREEMENT WITH FIRST SIERRA FINANCIAL, INC. FOR EQUIPMENT MORE FULLY DESCRIBED ON THE ATTACHED SCHEDULE "A" OR INVOICE. I AM RESPONSIBLE FOR PROVIDING FIRST SIERRA FINANCIAL INSURANCE COVERAGE AS FOLLOWS:

ALL RISK COLLATERAL INSURANCE IN THE AMOUNT AT LEASE $55,898.91 AND LIABILITY INSURANCE IN THE MINIMUM AMOUNT OF $500,000 NAMING:

FIRST SIERRA FINANCIAL, INC.
600 Travis Street, 47th Floor
Houston, TX 77002
AS LOSS PAYEE AND AS ADDITIONAL INSURED ON A LONG FORM LOSS PAYABLE CLAUSE 438BFU OR ITS EQUIVALENT.

IT IS IMPERATIVE THAT THIS REQUEST IS PROCESSED IMMEDIATELY AS FIRST SIERRA FINANCIAL IS NOT OBLIGATED TO PAY FOR THE EQUIPMENT UNTIL PROOF OF INSURANCE COVERAGE HAS BEEN RECEIVED.

FIRST SIERRA FINANCIAL IS ALSO TO RECEIVE COPIES OF ALL RENEWAL CERTIFICATES AND REINSTATEMENT NOTICES. IN ADDITION, ALL NOTICES OF NONRENEWALS AND CANCELLATION MUST BE RECEIVED 30 DAYS IN ADVANCE.

PLEASE SEE THAT WE HAVE IMMEDIATE COVERAGE, FAX AND MAIL THE EVIDENCE OF INSURANCE INCLUDING ENDORSEMENTS TO FIRST SIERRA FINANCIAL, INC., 600 TRAVIS STREET, 47TH FLOOR, HOUSTON, TX 77002, FAX 1-800-749-9594.

PLEASE REFER TO THE ABOVE-REFERENCED LESSEE ON YOUR FORM OF EVIDENCE OF
INSURANCE.

VERY TRULY YOURS,

/s/ DONALD CAMERON
--------------------------------
Donald Cameron, President

SCHEDULE "A"
EQUIPMENT SCHEDULE FOR LEASE NO.

DELL
ONE DELL WAY
ROUND ROCK, TX 78682

(1) Dell PowerEdge 4300 Redundant Base 450 MHz Processor with 512k Cache to include:

Microsoft System Mouse with Driver Disks
Tower Option, Rubber Feet for Dell PowerEdge 4300/6300
Quietkey Keyboard
Dell PowerEdge Processor Terminator Card
6 Bay Hard Drive Backplane 1.6" or 1.0" for Dell PowerEdge 6300
1024MB RAM, DIMM for Dell PowerEdge 4300
14/32X SCSI CD ROM for Dell PowerEdge 6300
Seagate Bup Exec v7.0 for NT & v7.5 for NetWare-Sngl Server Edition, CD Rom
18 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
18 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
18 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
1.44 MB 3.5" Floppy Drive for Dell PowerEdge 6300
12/24GB DDS-3 Autoloader (192GB total capacity) Tape Backup for Dell PowerEdge 6300
3x 18GB LVD SCSI Smart Hard Drives, 7200RPM for Dell PowerEdge 6300
PowerEdge Expandable RAID Controller 2 (PERC2), 18MB PCI Single Channel for Dell PowerEdge 4300
Config #4, RAID 5 Dell PowerEdge 4300
ReadyWare Factory Installation Service
Intel Pro 100 Plus Ethernet Network Card
Microsoft NTS 4.0 on CD 10 Client Access Licenses
SelectCare, Next Business Day On-Site Service 2 Year Extended, Wang
Install NT Server as Primary Domain Controller

(1) Dell Dimension XPS R400MHz Pentium II Minitower Base with MMX Technology and 512k Cache to include:

MS Intellimouse
Quietkey Keyboard
256 MB SDRAM Memory
3 COM USRobotics V.90 Telephony Winmodem, Factory Install
32X Max Variable CD ROM
Dell 1000LS 17" Color Monitor with 15.9" Viewable Image Size Model #D102BL ATI XPERT 98D 8MB 3D 2X AGP Graphics Card
8.4GB 5400RPM Ultra ATA Hard Drive
3.5 1.44MB Floppy Drive
Microsoft Internet Explorer
Microsoft Windows, NT, Workstation 4.0
3COM 3C905B Fast Ethernet XL 10/100 PCI NIC
SelectCare Service Contract
MS Office Small Business Edition
MS Encarta
MS Office 2000 Small Business Upgrade Flyer

(2) Dell Dimension XPS R400MHz Pentium II Minitower Base with MMX Technology and 512k Cache to include:

MS Intellimouse

Quietkey Keyboard
256 MB SDRAM Memory
3 COM USRobotics V.90 PCI Telephony Winmodem, Factory Install
32X Max Variable CD ROM
Video Ready Option w/o monitor
ATI XPERT 98D 8MB 3D 2X AGP Graphics Card
8.4 GB Ultra ATA Hard Drive 5400 RPM Factory Install
3.5 1.44MB Floppy Drive
Microsoft Internet Explorer
Microsoft Windows, NT, Workstation 4.0
3COM 3C905B Fast Ethernet XL 10/100 PCI NIC
SelectCare Service Contract
MS Office Small Business Edition
MS Encarta
MS Office 2000 Small Business Upgrade Flyer

(1) Dell PowerEdge 4300 Redundant Base 350 MHz Processor with 512k Cache to include:

Logitec System Mouse w/ Drive Disks, Factory Option
Tower Option, Rubber Feet for Dell PowerEdge 4300/6300
Windows Mechanical Keyboard
6 Bay Hard Drive Backplane 1.6" or 1.0" for Dell PowerEdge 6300
Dell PowerEdge 4300, 350 MHz, 512K Second Processor
1024MB RAM, DIMM for Dell PowerEdge 4300
14/32X SCSI CD ROM for Dell PowerEdge 6300
Seagate Bup Exec v7.0 for NT & v7.5 for NetWare-Sngl Server Edition, CD Rom
9 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
9 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
9 GB LVD SCSI Smart Hard Drive 7200RPM for Dell PowerEdge 6300
1.44 MB 3.5" Floppy Drive for Dell PowerEdge 6300
12/24GB DDS-3 Autoloader (192GB total capacity) Tape Backup for Dell PowerEdge 6300
PowerEdge Expandable RAID Controller (PERC), 16MB ECC 1 Internal / 1 External Channel
3X9 GB LVD SCSI Smart Hard Drives, 7200 RPM for Dell PowerEdge 6300
Config #4, RAID 5 Dell PowerEdge 4300
ReadyWare Factory Installation Service
Intel Pro 100 Plus Ethernet Network Card
Microsoft NTS 4.0 on CD 10 Client Access Licenses
SelectCare, Next Business Day On-Site Service 2 Year Extended, Wang
DirectLine Advanced Network Operating System Phone Support

(1) Dell PowerEdge SDS Redundant Power Supply
(1) External Cable for PowerEdge RAID Controller, Floor Standing
(1) Hard Drive Configuration for Dell PowerEdge 6100
(1) Hard Drive Configuration, Increasing Order, Dell PowerEdge SDS 100
(8) 18GB LVD SCSI Hard Drive for Dell PowerEdge 4200/6100 and SDS100
(1) SelectCare Next Business Day On-Site Service Initial Year and 2nd Year.

Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee: Interactive Telesis, Inc.


By: /s/ Donald Cameron
    --------------------------
    DONALD CAMERON

Title: PRESIDENT
Date: 1-18-99

                         TERMS AND CONDITIONS OF LEASE

1. DEFINITIONS; REPORTS: The words "you" and "your" refer to the LESSEE as shown on the reverse side or preceding page, as applicable (the "first page"). The words "we", "us" and "our" refer to the LESSOR as shown on the first page. You authorize us and our designees to obtain investigative credit reports regarding you and each guarantor from a credit bureau or a credit agency and to investigate the references given on any statement or data obtained, and to share such reports with others.

2. LEASE: We agree to lease to you, and you agree to lease from us, the Equipment, products and/or services described or referenced on the first page for the term shown on the first page ("Equipment"). We shall have no obligations under this Lease until we accept and sign this Lease at our offices. Thereafter, this Lease shall continue for the Initial Term. If this Lease is executed by Lessee and thereafter sent to Lessor by facsimile transmission, then until such time as Lessor has received the Lease with Lessee's manual signature thereon, such facsimile transmission shall constitute, upon acceptance and execution by Lessor in its offices, the original Lease and chattel paper and shall be admissible for all purposes as the original Lease. Lessee agrees to promptly forward to Lessor the Lease with Lessee's manual signature thereon and upon receipt by Lessor the Lease with Lessee's manual thereon shall constitute the chattel paper in lieu of such facsimile transmission.

3. RENTALS; AUTOMATIC RENEWAL; DEPOSIT: You promise to pay us the lease payments according to the Schedule of Payments shown on the first page in advance commencing as of the first day of the Initial Term and continuing on the first day of each succeeding month without need of an invoice; provided, as indicated in the Schedule of Payments, the lease payments included in Total Initial Payment shall be paid upon your execution of this Lease. The monthly rent payments indicated on the first page are based on the estimated cost to us of the Equipment, and if the actual cost to us of the Equipment differs from such estimated cost, then you agree to execute a document reflecting the actual total cost and appropriate adjustments to the monthly rent payments. If the contemplated lease transaction is not consummated, the Total Initial Payment may be retained by us as partial compensation for costs and expenses incurred in preparation for the transaction. If the date of delivery of the Equipment occurs on other than the first day of a calendar month, then on the first day of the Initial Term you agree to pay us an interim rent amount equal to 1/30th of the monthly rental multiplied by the number of days elapsing between the date on which the Equipment is delivered to you and the first day of the Initial Term. Your obligation to pay the rentals and other amounts hereunder is absolute and unconditional and not subject to abatement, reduction or set-off for any reason whatsoever. Promptly following our request, you agree to take such action as is necessary to authorize us (and to maintain such authorization) to effect all payments, charges and fees hereunder by an electronic debit to your bank account. If the date of the first certificate of acceptance for the Equipment is the first day of a calendar, then the "Initial Term" shall commence on such date; otherwise, the "Initial Term" shall commence on the first day of the following calendar month; and in each case the Initial Term shall continue for the number of months indicated on the first page. This Lease will automatically renew for successive 90 day terms unless you send us written notice that you don't want to renew at least 180 days before the end of any term. We may cancel the automatic renewal terms by sending you written notice that we don't want this Lease to renew, at least 15 days before the end of any term. The Deposit shown on the first page will not bear interest and we may apply the Deposit to cure any default, in which event you will promptly restore the Deposit to its full amount. After all of the obligations under this Lease are fully paid and performed, any remaining balance of the Deposit shall be refunded to you within 30 days after the return of the Equipment to us at the termination of the original lease term or of any renewal term.

4. LIABILITY; LOCATION: We are not responsible for any losses or injuries caused by the installation or use of the Equipment. You agree to reimburse us for and to defend us against all claims for losses or injuries caused by the Equipment. You will keep and use the Equipment only at your address shown on the first page. You agree that the Equipment will not be removed from that address unless you get our written permission in advance to move it. If the certificate of acceptance for the Equipment is not signed at the time of Lease execution, then you will sign and provide to us a certificate of acceptance for the Equipment within 14 days after delivery, and if such certificate of acceptance is not provided within such time period, then we may terminate this Lease (in which case you shall assume, without the need of further action, all obligations with respect to the Equipment and you shall reimburse us for all amounts advanced with respect to the Equipment).

5. MAINTENANCE; INSTALLATION AND RETURN: You are responsible for installing and keeping the Equipment in good working order. If the Equipment is damaged or lost, you agree to continue to pay rent unless you pay the Casualty Value pursuant to Section 1.2. At the end of the Lease term, you will immediately return the Equipment to us in a condition as good as received less normal wear and tear to any place in the United States we designate. You will prepay all expenses of crating and shipping by means we designate and you will properly insure the shipment. You also agree to pay us an administration fee of $100.00 for processing the return of the Equipment.

6. INSURANCE: You agree to keep the Equipment fully insured against loss until this Lease is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an additional insured on the policy. You agree to provide us with certificates or other evidence of insurance acceptable to us, before this Lease term begins, and during the term. If at any time you have failed to deliver to us a valid certificate of insurance reflecting us as loss payee with respect to the Equipment, then you will pay us an increased credit risk fee of .250% of original Equipment cost for each month such failure continues, or we will have the right, but no obligation, to have such insurance protecting us placed at your expense; and if so placed, you will pay us on demand all of our costs of obtaining such insurance and any customary charges or fees of ours or our designee associated with such insurance.

7. TAXES AND FEES: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Equipment or to this Lease, (including stamp taxes) now or hereafter imposed, levied or assessed by any federal, state or local government or agency. You also agree to pay us upon demand an administration fee for the handling or collecting of any such tax or related return of $50 per occurrence. Upon termination/expiration of this Lease, you agree to promptly remit 90% of the previous year's personal property tax due with respect to the Equipment (plus any applicable taxes and fees) as specified in a written notice from us for application against the current year personal property tax; provided, you will remain liable for any deficiency.

8. OWNERSHIP; PERSONAL PROPERTY: This is a lease and your rights to the Equipment are those solely of a lessee. If, however, this Lease is construed to be a financing, you grant us a security interest in the Equipment and all proceeds thereof. The Equipment will be and remain personal property and, if requested by us, you will obtain real property waivers satisfactory to us. You shall keep the Equipment free from any and all liens and encumbrances. You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the Equipment. You hereby authorize us to file this Lease, any financing statements or security agreements with respect to the Equipment or any other collateral you provide to us prior to or following our acceptance of this Lease, in any state in the United States. You further authorize us to file this Lease and such financing statements or security agreements without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements we deem to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise. You also agree to pay us on demand filing and releasing fees prescribed by the Uniform Commercial Code ("UCC") or other law and the registration fee or, at our option, a reasonable non-filing protection fee. Any Equipment that is subject to title registration laws shall be titled and registered as directed by us.

9. DEFAULT, REMEDIES: If you do not pay rent when due or if you breach or fail to perform any of your other covenants and promises under this Lease or any other agreement entered into by you and held or serviced by us, you will be in default. If you are in default, at our election, we can require that you pay, as reasonable, liquidated damages for loss of bargain, the Casualty Value (and upon payment of such Casualty Value you shall be entitled to the Equipment as is, where is, without warranty). We can also pursue any of the remedies available to us under the Uniform Commercial Code or any other law. You agree to pay our reasonable attorneys' fees and actual costs including repossession and collection costs. To the extent permitted by law, you waive all rights and remedies conferred upon a lessee under Article 2A of the UCC.

10. LATE CHARGE: If any part of a payment is late, you agree to pay a late charge equal to the lesser of (a) the greater of 10% of the payment or $25.00 or
(b) the maximum amount permitted by applicable law. You agree to pay or reimburse us for all costs of collections, including reasonable attorneys' fees, incurred by us, in collecting amounts owed under this Lease and for all non-sufficient funds charges and similar charges.

11. ASSIGNMENT; INSPECTION: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN, SUBLEASE OR ENCUMBER THE EQUIPMENT OR THIS LEASE. We may sell, assign, transfer or encumber this Lease. You agree that if we sell, assign or transfer this Lease, the assignee will have the rights and benefits that we assign to the assignee and will not have to perform any of our obligations. You agree that the rights of the assignee will not be subject to any claims, defenses or set offs that you may have against us. We and our agents and representatives shall have the right at any time during regular business hours to inspect the Equipment and for that purpose to have access to the location of the Equipment.

12. RISK OF LOSS: You hereby assume and shall bear the entire risk of loss, theft, damage and destruction of the Equipment from any cause whatsoever and no loss, theft, damage or destruction of the Equipment shall relieve you of the obligation to pay rent or any other obligation of this Lease, and this Lease shall remain in full force and effect, except as provided below. You shall promptly notify us in writing of such loss, theft, damage or destruction. If damage of any kind occurs to any item of Equipment, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or
(b) if the Equipment cannot be repaired or is lost, stolen or suffers a constructive loss under an insurance policy covering the Equipment, pay to us the "Casualty Value." The Casualty Value will be equal to the total of (i) accrued and unpaid amounts, (ii) the remaining rental payments discounted to present value using a 7% discount rate, and (iii) the actual cost to us of the Equipment multiplied by 20% (similarly discounted to present value from the date of expiration of the Initial Term).

13. MISCELLANEOUS: During the term of this Lease and any renewal hereof, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request. If we supply you with labels, you shall label any and all items of Equipment and shall keep the same affixed in a prominent place. If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof. You agree that any delay or failure to enforce our rights under this Lease does not prevent us from enforcing any rights at a later time. You agree that the terms and conditions indicated above an on the first page are a complete and exclusive statement of our agreement and they may be modified only be written agreement signed by all of the parties hereto and not by course of performance. You agree that the original of this Lease may be microfilmed or electronically duplicated and a photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original thereof and without further foundation. The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this Lease. You agree that this Lease will be binding upon your heirs, successors and legal representatives. You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law, and any such excess payment will be applied to rental payments in inverse order of maturity, and any remaining excess will be refunded to you.

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                         REQUEST FOR ELECTRONIC PAYMENT
          Please attach a voided check from the account to be debited

The undersigned hereby authorizes and requests _______________________________ ("Lessor") and its successors and assigns to initiate electronic debit entries or effect a charge by any other commercially accepted practice to the undersigned's account indicated below in the financial institution named below ("Bank"), and the undersigned authorizes and requests Bank to honor the debit entries initiated by Lessor and debit the same to such account. This authority pertains to the lease of Equipment between the undersigned and the Lessor and all payments due and to become due pursuant to such lease including rental payments, tax amounts, late charges, fees and, in the case of default, the full amount due and to become due under the lease. This authority is to remain in force until all such payments are completed or until Lessor and Bank have received written notification from the undersigned of its termination in such time and such manner as to afford Lessor and Bank a reasonable opportunity to act on it.

Customer Name Printed: _______________________    Lease Number: ________________

Bank Name and Branch: ________________________

Bank Address (city & state): _________________

Bank Telephone Number: _______________________    Account Number: ______________

Customer Signature: __________________________    Date: ________________________

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